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                                                                Exhibit 10.27

                                AMENDMENT NO. 1
                                      TO
                         CREDIT AND GUARANTY AGREEMENT

     This AMENDMENT NO. 1, dated as of February 2, 2000 (this "Amendment"), to the Credit and Guaranty Agreement, dated as of December 9, 1999 (the "Existing Credit Agreement''), by and among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation ("Company"), NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent Guarantor"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, and as Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, and NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc., as Documentation Agent.

                                   RECITALS:

     WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Existing Credit Agreement; and

     WHEREAS, Company has requested, and Requisite Lenders have agreed, in each case on the terms and conditions set forth herein, that the Existing Credit Agreement be amended (i) to permit Parent Guarantor to issue up to $400,000,000 of Permitted Parent Guarantor Indebtedness, (ii) to amend certain of the financial covenants set forth therein, and (iii) to permit Company to make Investments in certain Joint Ventures.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, each Guarantor, Requisite Lenders and Agents hereby agree as follows:


SECTION 1.  AMENDMENT

     As of the Amendment Effective Date (as defined in Section 2 hereof), the Existing Credit Agreement shall be amended as set forth in this Section 1.

          (a) The definition of "Permitted Parent Guarantor Indebtedness" contained in Section 1.1 of the Existing Credit Agreement is hereby amended to
             -----------
read in its entirety as follows:

               ""Permitted Parent Guarantor Indebtedness" means Indebtedness of Parent Guarantor that (i) is not secured by any real, mixed or personal property of
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          Parent Guarantor or any of its Subsidiaries, including Company; (ii)
          is not guaranteed by Company or any other Subsidiary of Parent Guarantor; (iii) does not require cash payments of principal or any mandatory redemption or other repayments with respect thereto, other than (x) in the case of a change of control or a sale of assets so long as no such repayment is required with respect to asset sales if the net proceeds thereof are applied pursuant to Section 2.14(a), (y) at maturity or (z) as a result of accelera tion after an event of default; (iv) does not have a scheduled maturity earlier than six months after the scheduled Term Loan Maturity Date; and (v) is not in the form of a Security the interest obligation of which is pre-funded (other than from the proceeds of the issuance thereof) for any period of time."

          (b)  Section 2.14(c) of the Existing Credit Agreement is hereby
               ---------------
amended to read in its entirety as follows:

               "(c)  Intentionally Omitted."
                     ---------------------

          (c)  Section 6.1(c) of the Existing Credit Agreement is hereby amended
               --------------
to read in its entirety as follows:

               "(c) Permitted Parent Guarantor Indebtedness, the aggregate outstanding principal amount of which, together with the initial accreted value thereof with respect to any such Indebtedness issued at a discount, does not at any time exceed $400,000,000; provided, that
                                                                --------
          Parent Guarantor shall contribute as equity to Company all of the net proceeds of all Permitted Parent Guarantor Indebtedness;"

          (d)  Section 6.6(g) of the Existing Credit Agreement is hereby amended
               --------------
to read in its entirety as follows:

               "(g) Permitted Investments in an aggregate amount not to exceed at any time (x) $25,000,000 less (y) the aggregate amount of Investments, if any, made in Joint Ventures pursuant to clause (ii) of
          Section 6.6(k);"
          --------------

          (e)  Section 6.6(i) of the Existing Credit Agreement is hereby amended
               --------------
by deleting the "and" at the end thereof and Section 6.6(j) of the Existing
                                             --------------
Credit Agreement is hereby amended by deleting the "." at the end thereof and inserting "; and" therefor, and by further inserting the following:

               "(k) Investments in Joint Ventures not to exceed at any time the sum of (i) $60,000,000, plus (ii) an amount equal to (x) $25,000,000, less (y) the amount of Permitted Investments, if any, made pursuant to
          Section 6.6(g), plus (iii) 50% of (x) the aggregate amount of the net
          --------------
          cash proceeds of equity offerings of Parent Guarantor, less (y) the aggregate amount of such net cash proceeds used by Parent
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          Guarantor to redeem Permitted Parent Guarantor Indebtedness in accordance with Section 6.4(c)."

          (f)  Each of Section 6.7(a)(i) and Section 6.7(a)(ii) of the Existing
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Credit Agreement is hereby amended to read in its entirety as follows:

               "(i) Consolidated Senior Debt to Consolidated Capitalization. Parent Guarantor shall not permit the ratio of Consolidated Senior Debt to Consolidated Capitalization as of the last day of any fiscal quarter, beginning with the fiscal quarter ending December 31, 1999, to exceed 0.30:1.00; and

               (ii) Consolidated Total Debt to Consolidated Capitalization. Parent Guarantor shall not permit the ratio of Consolidated Total Debt to Consolidated Capitalization as of the last day of any fiscal quarter, beginning with the fiscal quarter ending December 31, 1999, to exceed 0.60:1.00;

          provided, as of any date of determination of each of the foregoing
          --------
          ratios, the amount of Consolidated Capitalization for purposes thereof shall be reduced by an amount equal to the aggregate amount of all Investments outstanding as of such date made pursuant to Section 6.6(k)(iii)."

SECTION 2.  CONDITIONS PRECEDENT

     The amendments to the Existing Credit Agreement set forth at Section 1 hereof shall be effective as of the date hereof (the "Amendment Effective Date") so long as each of the following conditions shall have been satisfied (or waived in accordance with Section 10.5 of the Existing Credit Agreement):

          (a) Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by each applicable Credit Party and the Requisite Lenders.

          (b) As of the Amendment Effective Date, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

          (c) As of the Amendment Effective Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

          (d) As of the Amendment Effective Date, Company shall have paid all the
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reasonable costs and expenses of counsel to Agents and Lenders in connection with the negotiation, preparation and execution of this Amendment.

Upon the occurrence of the Amendment Effective Date, the Existing Credit Agreement as amended by Section 1 hereof and all references in any other Credit Document to the Existing Credit Agreement shall be a reference to such Agreement as amended pursuant to Section 1.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment, each Credit Party represents and warrants to each Lender, that as of the Amendment Effective Date, the representations and warranties contained in each of the Credit Documents is true, correct and complete in all respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

SECTION 4.  MISCELLANEOUS

     4.1. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     4.2. In case any provision in or obligation hereunder shall be invalid, illegal or un-enforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     4.3. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     4.4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     4.5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such
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execution and authorization of delivery thereof.

                 [Remainder of page intentionally left blank]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              NORTHPOINT COMMUNICATIONS, INC., as Company


                              By:
                              Name:
                              Title:


                              NORTHPOINT COMMUNICATIONS GROUP, INC., as Parent Guarantor


                              By:
                              Name:
                              Title:


                              NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., as a Subsidiary Guarantor


                              By:
                              Name:
                              Title:

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GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Lead Arranger, Syndication Agent
and a Lender


By:
     Authorized Signatory


CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent, Swing Line
Lender and Issuing Bank


By:
Name:
Title:


CIBC INC., as a Lender


By:
Name:
Title:


NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of THE CIT GROUP, INC., as Documentation Agent and as a Lender


By:
Name:
Title:


FLEET NATIONAL BANK, as a Lender

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By:
Name:
Title:

BANK OF MONTREAL, as a Lender


By:
Name:
Title:


BARCLAYS BANK PLC, as a Lender


By:
Name:
Title:

COAST BUSINESS CREDIT A DIVISION OF
SOUTHERN PACIFIC BANK, as a Lender


By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, as a Lender


By:
Name:
Title:

By:
Name:
Title:


FIRST UNION NATIONAL BANK, as a Lender


By:
Name:
Title:


PNC BANK, NATIONAL ASSOCIATION,
as a Lender


By:
Name:
Title:


FINOVA CAPITAL CORPORATION, as a Lender


By:
Name:
Title:


UNION BANK OF CALIFORNIA, as a Lender


By:
Name:
Title:


FRANKLIN FLOATING RATE TRUST, as a Lender


By:
Name:
Title: